UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	Nasdaq Global Select Market
	Warrants to purchase Common Stock	HTZWW	Nasdaq Global Select Market
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

HVF III Rental Car Asset Backed Note Offerings

On March 2, 2023, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy-remote subsidiary of The Hertz Corporation (“Hertz”), issued two series of rental car asset backed notes to unaffiliated parties comprised of:

•$460.0 million in aggregate principal amount of Series 2023-1 Rental Car Asset Backed Notes, Class A, Class B, Class C, Class D (collectively, the “Series 2023-1 Notes”), issued pursuant to the Series 2023-1 Supplement (the “Series 2023-1 Supplement”), dated as of March 2, 2023, among HVF III, as issuer, Hertz, as administrator, and The Bank of New York Mellon Trust Company, N.A. (“BNYM”), as trustee, to the Base Indenture (as amended by Amendment No. 1 to the Base Indenture, dated as of June 27, 2022, which was previously filed as Exhibit 10.3 to Hertz’s Quarterly Report on Form 10-Q filed on July 28, 2022, the “Base Indenture”), dated as of June 29, 2021, which was previously filed as Exhibit 10.7 to Hertz’s Current Report on Form 8-K filed on July 7, 2021, and

•$300.0 million in aggregate principal amount of Series 2023-2 Rental Car Asset Backed Notes, Class A, Class B, Class C, Class D (collectively, the “Series 2023-2 Notes” and, together with the Series 2023-1 Notes, the “Series 2023 Notes”) issued pursuant to the Series 2023-2 Supplement (the “Series 2023-2 Supplement”), dated as of March 2, 2023, among HVF III, as issuer, Hertz, as administrator, and BNYM, as trustee, to the Base Indenture.

In addition, HVF III issued an aggregate of $40 million Class D Series 2023-1 Notes that were purchased by Hertz. HVF III will use the net proceeds from the issuance and sale of the Series 2023 Notes to repay amounts outstanding on HVF III’s Series 2021-A Notes that were previously used to purchase vehicles in the preceding 12 months meeting the eligibility criteria established by Hertz. Eligible vehicles include zero-emissions vehicles, including battery electric vehicles and fuel cell electric vehicles running on low-carbon fuels such as hydrogen.

To the extent the net proceeds of the Series 2023 Notes exceed the aggregate purchase price of eligible vehicles purchased by HVF III in the preceding 12 months, the net proceeds in excess of such aggregate purchase price will be used to repay the Series 2021-A Notes, and the capacity made available by such excess net proceeds repayment will be used in the future to purchase eligible vehicles.

Hertz utilizes the HVF III securitization platform to finance its U.S. rental car fleet. Subject to certain conditions, additional notes may be issued in the future under the Base Indenture.

The Series 2023 Notes were issued with the following terms:

Notes Issued	Principal	Interest Rate	Expected Final Payment Date	Legal Final Payment Date
Series 2023-1
Class A	$337,500,000	5.49%	June 2026	June 2027
Class B	$52,500,000	6.22%	June 2026	June 2027
Class C	$45,000,000	6.91%	June 2026	June 2027
Class D	$65,000,000	9.13%	June 2026	June 2027

Series 2023-2
Class A	$202,500,000	5.57%	September 2028	September 2029
Class B	$31,500,000	6.49%	September 2028	September 2029
Class C	$27,000,000	7.13%	September 2028	September 2029
Class D	$39,000,000	9.40%	September 2028	September 2029

The Series 2023-1 Class B Notes are subordinated to the Series 2023-1 Class A Notes. The Series 2023-1 Class C Notes are subordinated to the Series 2023-1 Class A Notes and the Series 2023-1 Class B Notes. The Series 2023-1 Class D Notes are subordinated to the Series 2023-1 Class A Notes, the Series 2023-1 Class B Notes, and the Series 2023-1 Class C Notes.

The Series 2023-2 Class B Notes are subordinated to the Series 2023-2 Class A Notes. The Series 2023-2 Class C Notes are subordinated to the Series 2023-2 Class A Notes and the Series 2023-2 Class B Notes. The Series 2023-2 Class D Notes are subordinated to the Series 2023-2 Class A Notes, the Series 2023-2 Class B Notes, and the Series 2023-2 Class C Notes.

Unless an amortization event occurs, HVF III is not required to make any principal payments on (i) the Series 2023-1 Notes until January 2026 and (ii) the Series 2023-2 Notes until April 2028. Beginning in January 2026 for the Series 2023-1 Notes and April 2028 for the Series 2023-2 Notes, HVF III is expected to make a payment of one-sixth of the initial principal amount until repayment is made in full on the applicable legal final payment date for such series of notes in June 2027 and September 2029, respectively.

The occurrence and continuation of an amortization event related to the Series 2023 Notes may result in HVF III being required to pay principal on the Series 2023 Notes earlier than anticipated. Amortization events include, among other things, the failure to pay principal or interest in a timely manner, the failure to maintain sufficient assets compared to the outstanding amount of debt, the failure to maintain sufficient liquidity in the form of reserve accounts or letters of credit, the presence of certain liens on HVF III’s assets, any misrepresentations by HVF III, any covenant defaults and defaults by either HVF III or THC, as administrator of HVF III under the Administration Agreement, dated as of June 29, 2021, which was previously filed as Exhibit 10.9 to the Current Report on Form 8-K filed on July 7, 2021. In the event that one or more amortization events occurs and is continuing, holders of the Series 2023 Notes may force HVF III or BNYM on their behalf to sell vehicles and, if a default occurs under the Master Motor Vehicle Operating Lease and Servicing Agreement (HVF III) (as amended by Amendment No. 1 to the Master Motor Vehicle Operating Lease and Servicing Agreement, dated as of June 27, 2022, which was previously filed as Exhibit 10.4 to the Quarterly Report on Form 10-Q filed on July 28, 2022, the “Lease”), dated as of June 29, 2021, which was previously filed as Exhibit 10.8 to the Current Report on Form 8-K filed on July 7, 2021, the holders of the Series 2023 Notes may force Hertz and/or DTG Operations, Inc. each as a lessee under the Lease, to return vehicles for sale by HVF III. Proceeds of any such sales made during the enforcement of remedies are required to repay the Series 2023 Notes and any notes issued by HVF III in the future.

The foregoing descriptions of the Series 2023 Notes are qualified in their entirety by reference to the complete terms and conditions of the Series 2023-1 Supplement and the Series 2023-2 Supplement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1
Series 2023-1 Supplement, dated as of March 2, 2023, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.2
Series 2023-2 Supplement, dated as of March 2, 2023, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee.

104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

Date: March 2, 2023	By:	/s/ Kenny Cheung________________________
	Name:	Kenny Cheung
	Title:	Executive Vice President, Chief Financial Officer